UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

SCOTT'S LIQUID GOLD-INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 S. Colorado Blvd., PH N
Denver, Colorado		80246
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 373-4860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2024, Scott’s Liquid Gold-Inc. (the “Company”), Horizon Kinetics LLC (“Horizon Kinetics”) and HKNY ONE, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”) entered into a First Amendment to Agreement and Plan of Merger (the “First Amendment”).

The First Amendment relates to the Agreement and Plan of Merger dated December 19, 2023 (the “Merger Agreement”) by and among the Company, Horizon Kinetics and Merger Sub providing for the acquisition of Horizon Kinetics by the Company. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, upon obtaining the requisite shareholder approval, (i) the Company will convert from a Colorado to a Delaware corporation, increase its authorized shares of common stock (the “Share Increase”) and change its name and (ii) Merger Sub will be merged with and into Horizon Kinetics, with Horizon Kinetics being the surviving entity (collectively, the “Merger”).

The First Amendment revises the Merger Agreement to, among other things, replace the Share Increase with a 1-for-20 reverse stock split as part of the conversion to a Delaware corporation (the “Reverse Stock Split”) and make a proportional adjustment to the shares to be issued as merger consideration to the members of Horizon Kinetics (the “Merger Consideration”). The primary purpose of the Reverse Stock Split is (i) to raise the per share trading price of the Company’s common stock (ii) while at the same time making available a sufficient number of shares of common stock for issuance as Merger Consideration, as the number of authorized shares will remain unchanged.

The foregoing description of the First Amendment is not a complete description of all of the parties’ rights and obligations under the First Amendment and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	First Amendment to Agreement and Plan of Merger

Important Information for Investors and Shareholders

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger between the Company and Horizon Kinetics, the Company has filed documents with the Securities and Exchange Commission (“SEC”), including a definitive proxy statement dated May 13, 2024 (the “Proxy Statement”). Before making any voting or investment decision, investors and shareholders are urged to read carefully the Proxy Statement and any other relevant documents filed by the Company with the SEC when they become available because they contain important information about the Merger. You may obtain copies of all documents filed with the SEC regarding these transactions, free of charge, at the SEC’s website (www.sec.gov), by accessing the Company’s website at www.slginc.com under the heading “Investor Relations” and from the Company by directing a request to the Company at 720 S. Colorado Blvd., PH N, Denver, CO 80246 Attention: President.

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. You can find information about the Company’s directors and executive officers in the Proxy Statement, including information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise. You can obtain free copies of these documents from the Company using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Merger. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentence and other statements regarding our, Horizon Kinetics’ or the combined company’s future financial position and results of operations, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, Horizon Kinetics, or the combined company, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs as a combined company.

Important factors that could cause actual results to differ from those in the forward-looking statements include: the possibility that the Merger does not close, including due to failure to satisfy closing conditions, including the failure of the parties to obtain required approvals in connection with the Merger, or does not close within the expected timeframe; the possibility that anticipated benefits from the Merger will not be realized, or will not be realized within the expected time period; disruption from the Merger making it more difficult to maintain business and operational relationships; the Merger having an adverse effect on our stock price; and other risks.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K for the fiscal year ended December 31, 2023 and our Form 10-Q for the fiscal quarter ended March 31, 2024, and are contained in our SEC filings in connection with the Merger, including the Proxy Statement. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT'S LIQUID GOLD-INC.

Date:	May 15, 2024	By:	/s/ David M. Arndt
David M. Arndt President and Chief Financial Officer